EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Simon Belsham, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Amendment No. 1 to the Quarterly Report on Form 10-Q/A of The Healing Company Inc. for the interim period ended March 31, 2022 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of The Healing Company Inc.

The Healing Company Inc.

Dated: July 12, 2022	/s/ Simon Belsham
Simon Belsham
Chief Executive Officer, President and Director
(Principal Executive Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Healing Company Inc. and will be retained by The Healing Company Inc. and furnished to the Securities and Exchange Commission or its staff upon request.